Exhibit 99.1

Horizon Aircraft Secures $8.4 Million Strategic Investment

~ Deepens Investor’s Dedication to Horizon Aircraft Supporting Continued Operations and Development ~

Toronto, Canada, December 20, 2024 (GLOBE NEWSWIRE) – New Horizon Aircraft Ltd. (NASDAQ: HOVR), doing business as Horizon Aircraft (“Horizon Aircraft” or the “Company”), a leading hybrid electric Vertical TakeOff and Landing (“eVTOL”) aircraft developer, announced today it has received an investment from a strategic investor (the “Investor”) and aerospace supporter, for aggregate proceeds of $8.4 million (the “Investment”). The strategic financing will fortify Horizon Aircraft’s balance sheet, provide stability in the operations, governance and regulatory priorities, and fund further development and flight testing of its hybrid eVTOL, the Cavorite X7.

Brandon Robinson, Chief Executive Officer and Co-Founder of Horizon Aircraft commented, “We are deeply appreciative for this second investment from our strategic partner. The principle’s continued support through this second tranche of funding provides our business with a solid working capital position in support of our initiatives. With this commitment Horizon Aircraft is on solid footing, and our focus is on the development of our full-scale hybrid eVTOL.”

Under the terms of the Investment, the Investor will receive an aggregate $2.1 million in Horizon Class A ordinary shares totaling 4,166,667 shares offered at $0.50 CAD per share to be issued from treasury (the “Common Shares”). Additionally, the Investor will exchange $6.3 million for 4,500 preferred shares to be issued from treasury (the “Preferred Shares”), each will be convertible to Common Shares at a price of $0.63 CAD per share for a period of five (5) years. The Preferred Shares shall have a priority liquidation preference over the Common Shares. The Company shall register the Common Shares with the United States Securities and Exchange Commission as soon as practically possible, but no later than 90 calendar days from filing.

About Horizon Aircraft

Horizon Aircraft (NASDAQ: HOVR) is an advanced aerospace engineering company that is developing one of the world’s first hybrid eVTOL that is to be able to fly most of its mission exactly like a normal aircraft while offering industry-leading speed, range, and operational utility. Horizon’s unique designs put the mission first and prioritize safety, performance, and utility. Horizon hopes to successfully complete testing and certification of its Cavorite X7 eVTOL quickly and then enter the market and service a broad spectrum of early use cases. Visit www.horizonaircraft.com for more information.

Forward-Looking Statements

The information in this press release contains certain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “aim,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) changes in the markets in which Horizon competes, including with respect to its competitive landscape, technology evolution or regulatory changes; (ii) the risk that Horizon will need to raise additional capital to execute its business plans, which may not be available on acceptable terms or at all; (iii) the ability of the parties to recognize the benefits of the business combination agreement and the business combination; (iv) the lack of useful financial information for an accurate estimate of future capital expenditures and future revenue; (v) statements regarding Horizon’s industry and market size; (vi) financial condition and performance of Horizon, including the anticipated benefits, the implied enterprise value, the expected financial impacts of the business combination, the financial condition, liquidity, results of operations, the products, the expected future performance and market opportunities of Horizon; (vii) Horizon’s ability to develop, certify, and manufacture an aircraft that meets its performance expectations; (viii) successful completion of testing and certification of Horizon’s Cavorite X7 eVTOL; (ix) the targeted future production of Horizon’s Cavorite X7 aircraft; and (x) those factors discussed in our filings with the SEC. You should carefully consider the foregoing factors and the other risks and uncertainties described and to be described in New Horizon’s public filings with the Securities and Exchange Comission. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward- looking statements, and while Horizon may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, unless required by applicable law. Horizon does not give any assurance that Horizon will achieve its expectations.

Contacts

Horizon Aircraft Inquiries (PR):
Phil Anderson
Phone: +44 (0)7767 491 519
Phil@perceptiona.com

Investor Contacts:

Shannon Devine and Rory Rumore

MZ Group

Phone: (203) 741-8841

HorizonAircraft@mzgroup.us